UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

May 7, 2009

Date of Report (Date of earliest event reported)

OWENS-ILLINOIS GROUP, INC.

(Exact name of registrant as specified in its charter)

Delaware	33-13061	34-1559348
(State or other jurisdiction	(Commission	(I.R.S. Employer
of incorporation or organization)	File Number)	Identification Number)

One Michael Owens Way
Perrysburg, Ohio		43551-2999
(Address of principal executive offices)		(Zip Code)

(567) 336-5000

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01.	REGULATION FD

On May 7, 2009, Owens-Brockway Glass Container Inc., an indirect wholly-owned subsidiary of Owens-Illinois, Inc., issued a press release announcing that it intends to offer, subject to market and other conditions, $300 million aggregate principal amount of senior notes due 2016 in a private offering.  A copy of Owens-Brockway Glass Container’s press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits

(d)	Exhibits.

Exhibit
No.	Description
99.1	Owens-Brockway Glass Container, Inc. Press Release dated May 7, 2009

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

OWENS-ILLINOIS GROUP, INC.

Date: May 7, 2009	By:	/s/ Edward C. White
	Name:	Edward C. White
	Title:	President and
Chief Financial Officer

EXHIBIT INDEX

Exhibit
No.	Description
99.1	Owens-Brockway Glass Container, Inc. Press Release dated May 7, 2009